                          NOTE MODIFICATION AGREEMENT

                      BY AND BETWEEN BANK OF AMERICA, N.A.
                             ("BANK"/"LENDER") AND

                                 PROXICOM, INC.
                                  ("BORROWER")

                                              EFFECTIVE AS OF: NOVEMBER 29, 1999

On or about October 30, 1998, (Note Date), Borrower executed a Promissory Note 315 ("Note") in favor of Bank/Lender. This note was in the original principal face amount of $10,000,000.00 bearing interest at Libor plus 1.50% per annum with a stated final maturity date (including all prior renewals, if any) of August 31, 2000. Bank/Lender remains the owner and holder of the Note and has agreed with Borrower to modify certain provisions of the Note. Now, therefore, in consideration of these promises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Bank/Lender and Borrower agree to modify the Note as follows:

     The interest rate is changed to:

     EURODOLLAR DAILY FLOATING RATE. The Rate shall be the Eurodollar Daily Floating Rate plus 1.25 percent, per annum. The "Eurodollar Daily Floating
Rate" is a fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one month London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) on the second preceding business day, as adjusted from time to time in Bank's sole discretion for then-applicable reserve requirements, deposits insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "Eurodollar Daily Floating Rate" shall mean the fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the one month London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) on the second preceding business day, as adjusted from time to time in Bank's sole discretion for then-applicable reserve requirements, deposits insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates.

     The payment terms are changed to: SINGLE PRINCIPAL PAYMENT. Principal shall be paid in full in a single payment on August 31, 2000. Interest thereon shall be paid monthly, commencing on January 15, 2000, and continuing on the same day of each successive month thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.

The term Borrower as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Borrower.

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Bank/Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND BANK/LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS
OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER.
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IN WITNESS WHEREOF, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this 15th day of December 1999.

Bank of America, N.A.

By /s/  JEAN REAVIS CROSS
  --------------------------------
Name: Jean Reavis Cross
Title: Vice President


Corporate or Partnership Borrower:            Proxicom, Inc.
                                              --------------


                                              By: /s/ CHRISTOPHER CAPUANO (Seal)
----------------------------------               -------------------------
Attest (if Applicable)
                                              Name: Christopher Capuano

(Corporate Seal)                              Title: Vice President

BANK OF AMERICA, N.A.

                     SECOND MODIFICATION OF LOAN AGREEMENT

                                                                     S1-657824RC

THIS SECOND MODIFICATION OF LOAN AGREEMENT (this "Agreement") is made as of
December   , 1999, but is in all respects effective November 29, 1999, by and between Proxicom, Inc. (the "Borrower") and Bank of America, N.A. (the "Bank"), witnesseth:

WHEREAS, the Borrower executed a loan agreement (the "Loan Agreement") outlining specific terms and conditions governing the Loan, and

WHEREAS, the Borrower has requested and the Bank has agreed to renew the Loan provided that the Borrower executed this Agreement.

NOW, THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1) The statement set forth above are true and accurate in every respect and are incorporated herein by reference.

2)   The Loan Agreement is hereby amended as follows:

     Paragraph 6.1.(ix) is hereby deleted in its entirety.

3) Except as expressly amended herein, all of the provisions of the Loan Agreement shall remain in full force and effect. This Agreement shall in no way operate as a novation, release, or discharge of any of the provisions of the Loan Agreement (except as amended herein), or any indebtedness thereby evidenced.

IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Borrower and the Bank have duly executed this Agreement under seal as of the day and year first written above.

                                             BORROWER,
                                             Proxicom, Inc.

                                             BY: /s/ CHRISTOPHER CAPUANO (SEAL)
                                                --------------------------------
                                             Christopher Capuano, Vice President


                                             BANK:
                                             BANK OF AMERICA, N.A.

                                             BY: /s/ Jean Reavis Cross    (SEAL)
                                                --------------------------------
                                             Jean Reavis Cross, Vice President